UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2023

Baudax Bio, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-39101	47-4639500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01	BXRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting (the “Annual Meeting”) of shareholders on June 2, 2023, which was adjourned and reconvened on June 23, 2023. The following proposals were submitted to the shareholders at the Annual Meeting:

(a) To elect two Class I directors to the Company’s board of directors, to serve until the 2026 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

(b) To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

(c) To approve the Amended and Restated 2019 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 300,000 shares.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2023. The number of shares of common stock entitled to vote at the Annual Meeting was 2,585,702. The number of shares of common stock present or represented by proxy at the Annual Meeting was 1,170,280, thus a quorum was not met under the Pennsylvania Business Corporation Law of 1988, as amended (the “PBCL”) and the Company’s Second Amended and Restated Bylaws (the “Bylaws”). Pursuant to Section 2.7 of the Bylaws, all shareholders who attended the previously adjourned Annual Meeting, in person or by proxy, constitute a quorum for the sole purpose of proposal (a) above, the election of directors. Regarding the other proposals, pursuant to Section 2.6 of the Bylaws, proposals (b) and (c) above were not voted upon or approved by the Company’s shareholders. The number of votes cast for, against and withheld and broker non-votes with respect to proposal (a) above is set forth below:

(a) Election of Class I Directors.

All director nominees were elected.

Director Nominee	Votes For	Votes Against	Votes Withheld
Andrew Drechsler	242,389	0	81,607
Gerri Henwood	238,107	0	85,889

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Baudax Bio, Inc.

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	President and Chief Executive Officer

Date: June 27, 2023